Exhibit 99.1

GENERAL CANNABIS CLOSES $4 MILLION PRIVATE PLACEMENT

DENVER, Dec. 18, 2017 -- General Cannabis Corporation (OTCQB: CANN) today announced that it has closed the previously announced private placement of its common stock and warrants to purchase its common stock. The private placement was increased to a total of $4 million. The financing consisted of units sold at a price of $1.00 per unit, with each unit consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of 50 cents per share and exercisable immediately.

In total, the Company issued an aggregate of 4 million shares of common stock and warrants to purchase up to 4 million shares of common stock.

“Closing the financing gives the Company the capital to aggressively expand our business into new markets.” said General Cannabis CEO Robert Frichtel commenting on the capital raise. “We are very excited to have greater capacity to accelerate the development of our business.”

Michael Feinsod, General Cannabis Chairman, commented on the opportunities that the additional capital provides: “General Cannabis continually seeks to expand into new cannabis-related businesses through acquisitions and investment. This additional capital will allow the company to increase these efforts and bring new and innovative products to the regulated cannabis market.”

Neither the shares of General Cannabis common stock nor the warrants sold in the private placement have been registered under the Securities Act of 1933, as amended (the “Securities Act"). Accordingly, these securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. General Cannabis has agreed to file certain registration statements covering the resale of the General Cannabis common stock sold in the private placement as well as the General Cannabis common stock issuable upon exercise of the warrants. This press release shall not constitute an offer to sell or the solicitation of an offer to buy General Cannabis common stock or warrants to purchase General Cannabis common stock.

About General Cannabis Corp.

General Cannabis Corp. is the comprehensive national resource for the highest-quality service providers available to the regulated cannabis industry. We are a trusted partner to the cultivation, production and retail sides of the cannabis business. We do this through a combination of strong operating divisions such as security, marketing, operational consulting and products, real estate and financing. As a synergistic holding company, our divisions are able to leverage the strengths of each other, as well as a larger balance sheet, to succeed. Our website address is www.generalcann.com.

Forward-looking Statements

This presentation contains forward-looking statements that relate to future events or General Cannabis’ future performance or financial condition. Such statements include without limitation statements regarding the closing of the financing giving the Company the capital to aggressively expand our business into new markets and accelerate the development of our business; statements the opportunities that the additional capital provides; statements regarding General Cannabis continually seeking to expand into new cannabis-related businesses through acquisitions and investment; and statements that this additional capital will allow the company to increase these efforts and bring new and innovative products to the regulated cannabis market. Any statements that are not statements of historical fact, such as the statements above and including statements containing the words “plans,” “anticipates,” “expects” and similar expressions, should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as result of a number of factors, including those described from time to time in General Cannabis’ filings with the Securities and Exchange Commission. General Cannabis undertakes no duty to update any forward-looking statements made herein.

Contact

Robert Frichtel
CEO, General Cannabis Corp
(303) 759-1300